[SILICON VALLEY LOGO]

                  QUICKSTART LOAN AND SECURITY AGREEMENT

Borrower:   ImageX, Inc.               Address:    10800 N.E. 8th Street
                                                   Suite 200
Date:       February 26, 1997                      Bellevue, WA  98004

      THIS LOAN AND SECURITY AGREEMENT is entered into on the above date between SILICON VALLEY BANK ("Silicon"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 915 118th Avenue S.E., Suite 250, Bellevue, Washington 98005 and the borrower named above (jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address").

1.    Loans

      Silicon will make loans to Borrower (the "Loans") in amounts determined by Silicon in its reasonable business judgment up to the amount (the "Credit Limit") shown on the Schedule to this Agreement (the "Schedule"), provided no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred. All Loans and other monetary Obligations will bear interest at the rate shown on the Schedule. Interest will be payable monthly, on the date shown on the monthly billing from Silicon. Silicon may, in its discretion, charge interest to Borrower's deposit accounts maintained with Silicon.

2.    Security Interest

      As security for all present and future indebtedness, guarantees, liabilities, and other obligations, of Borrower to Silicon (collectively, the "Obligations"), Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the following types of property, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"):
All "accounts," "general intangibles," general intangibles specifically exclude patents, copyrights, trademarks and other intellectual property, "chattel paper," "documents," "letters of credit," "instruments," "deposit accounts," "inventory," "farm products," "fixtures" and "equipment," as such terms are defined in Division 9 of the Washington Uniform Commercial Code in effect on the date hereof, and all products, proceeds and insurance proceeds of the foregoing.

3.    Representation and Agreements of Borrower

      Borrower represents to Silicon as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following agreements throughout the term of this Agreement.

      3.1   Corporate Existence and Authority

      Borrower, if a corporation, is and will continue to be, duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower.

      3.2   Name; Places of Business

      The name of Borrower set forth in this Agreement is its correct name. Borrower shall give Silicon 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give Silicon at least 15 days prior written notice before changing its chief executive officer or locating the Collateral at any other location.

      3.3   Collateral

      Silicon has and will at all times continue to have a first-priority perfected security interest in all of the Collateral other than specific equipment. Borrower will immediately advise Silicon in writing of any material loss or damage to the Collateral.

      3.4   Financial Condition and Statements

      All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower. Borrower will provide Silicon: (i) within 30 days after the end of each month, a monthly financial statement prepared by Borrower, and such other information as Silicon shall reasonably request; (ii) within 120 days following the end of Borrower's fiscal year, complete annual financial statements, certified by independent certified public accountants acceptable to Silicon and accompanied by the unqualified report thereon by said independent certified public accountants; and (iii) other financial information reasonably requested by Silicon from time to time.

      3.5   Taxes; Compliance with Law

      Borrower has filed, and will file, when due, all tax returns and reports required by applicable law, and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.

      3.6   Insurance

      Borrower shall at all times insure all of the tangible personal property Collateral and carry such other business insurance as is customary in Borrower's industry.

      3.7   Access to Collateral and Books and Records

      At reasonable times, on one business day notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records.

      3.8   Operating Accounts

      Borrower shall maintain its primary operating accounts with Bank.

      3.9   Additional Agreements

      Borrower shall not, without Silicon's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business except for the sale of capital stock to venture investors, provided that Borrower promptly delivers written notification to Silicon of any such sale; (ii) sell or transfer any Collateral, except in the ordinary course of business; (iii) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); or (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock other than the repurchase of up to five percent (5%) of Borrower's then issued stock in any fiscal year from Borrower's employees or directors pursuant to written agreement with Borrower; or (v) grant a security interest in patents, copyrights, trademarks or other intellectual property to any third party.

4.    Term

      This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"). This Agreement may be terminated, without penalty, priority to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to Silicon; or
(ii) by Silicon at any time after the occurrence of any Event of Default, without notice, effective immediately. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay all Obligations in full, whether or not such Obligations are otherwise then due and payable. No termination shall in any way affect or impair any security interest or other right or remedy of Silicon, nor shall any such termination relieve Borrower of any Obligation to Silicon, until all of the Obligations have been paid and performed in full.

5.    Events of Default and Remedies

      The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representations, statement, report or certificate given to Silicon by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; or
(b) Borrower fails to pay when due any Loan or any interest thereon or any other monetary Obligation; or (c) the total Obligations outstanding at any time exceed the Credit Limit; or (d) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date due; or (e) Dissolution, termination of existence, insolvency or business failure of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (f) a material adverse change in the business, operations, or financial or other condition of Borrower. If an Event of Default occurs, Silicon, shall have the right to accelerate and declare all of the Obligations to be immediately due and payable, increase the interest rate by an additional four percent per annum, and exercise all rights and remedies accorded it by applicable law.

6.    General

      If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and Silicon and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement. The failure of Silicon at any time to require Borrower to comply strictly with any of the provisions of this Agreement shall not waive Silicon's right later to demand and receive strict compliance. Any waiver of a default shall not waive any other default. None of the provisions of this Agreement may be waived except by a specific written waiver signed by an officer of Silicon and delivered to Borrower. The provisions of this Agreement may not be amended, except in a writing signed by Borrower and Silicon. Borrower shall reimburse Silicon for all reasonable attorneys' fees and all other reasonable costs incurred by Silicon, in connection with this Agreement (whether or not a lawsuit is filed). If Silicon or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party. Borrower may not assign any rights under this Agreement without Silicon's prior written consent. This Agreement shall be governed by the laws of the State of Washington.

7.    Mutual Waiver of Jury Trial

      BORROWER AND SILICON EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF SILICON OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR AFFILIATES.

8. Borrower shall maintain a Minimum Tangible Net Worth (shareholders equity less intangible assets) of $400,000.

                                  IMAGEX, INC.

                                  --------------------------------------


                                    By: /s/ Jack Hooper
                                       ---------------------------------
                                       CFO

                                    Silicon:

                                    SILICON VALLEY BANK


                                    By: Illegible
                                       --------------------------------
                                    Title Senior Vice President
                                         ------------------------------

[SILICON VALLEY LOGO]

Schedule to
QuickStart Loan and Security Agreement (Master)

BORROWER:   ImageX, Inc.

DATE:       February 26, 1997

      This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.


Credit Limit (Aggregate)      $400,000.00 (includes, without limitation,
(Section 1):                  Equipment Advances and the Merchant Services
                              and Business Visa Reserve, if any).

Interest Rate (Section 1):    A rate equal to the "Prime Rate" in effect from
                              time to time, plus 2% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):    August 26, 1998

Other Locations and
Addresses (Section 3.2):      ____________________________

Other Agreements:             Borrower also agrees as follows:

                              1.  Loan Fee.  Borrower shall concurrently
                                  pay Silicon a non-refundable Loan Fee in the amount of $4,000.00.

                              2. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

Borrower:                               Silicon:

IMAGEX, INC.                            SILICON VALLEY BANK


By    /s/ Jack Hooper                   By
  ------------------------------          --------------------------------
      Chief Financial Officer           Title    Senior Vice President

[SILICON VALLEY LOGO]

Schedule to
QuickStart Loan and Security Agreement (Equipment Advances)

BORROWER:   ImageX, Inc.

DATE:       February 26, 1997

      This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Credit Limit (Aggregate)      $400,000.00 (such amount to be funded under
(Section 1):                  the aggregate Credit Limit).  Equipment
                              Advances will be made only on or prior to August 26, 1997 (the "Last Advance Date") and only for the purpose of purchasing equipment reasonably acceptable to Silicon. Borrower must provide invoices for the equipment to Silicon on or before the Last Advance Date.

Interest Rate (Section 1):    A rate equal to the "Prime Rate" in effect from
                              time to time, plus 2% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):    After the Last Advance Date, the unpaid principal
                              balance of the Equipment Advances shall be repaid in 24 equal monthly installments of principal, plus interest, commencing on September 26, 1997 and continuing on the same day of each month thereafter until the entire unpaid principal balance of the Equipment Advances and all accrued unpaid interest have been paid (subject to Silicon's right to accelerate the
                              Equipment Advances on an Event of Default).

Borrower:                               Silicon:

IMAGEX, INC.                            SILICON VALLEY BANK


By    /s/ Jack Hooper                   By
  ------------------------------          ----------------------------
      Chief Financial Officer           Title Senior Vice President

[SILICON VALLEY LOGO]

Schedule to QuickStart Loan and Security Agreement (Merchant
Services/Business Visa-Registered Trademark- Sublimit)

BORROWER:   ImageX, Inc.

DATE:       February 26, 1997

      This Schedule is an integral part of the Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") of even date.

Merchant Services/            The aggregate Credit Limit shall be reduced by an
Business Visa(R)              amount equal to the sum of (a) $0 (the "Merchant
Sublimit (Section 1)          Service Reserve") and (b) $30,000.00 (the
                              "Business Visa-Registered Trademark- Reserve").
                              Silicon may, in its sole discretion, charge as Loans, any amounts that may become due or owing to Silicon in connection with merchant credit card processing services and/or business
                              Visa-Registered Trademark- credit card services furnished to Borrower by or through Silicon, collectively, the "Credit Card Services."
                              Borrower shall execute all standard form applications and agreements, including without limitation, the Indemnification and Pledge
                              Agreement, of Silicon in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Credit Card Services.

Maturity Date (Section 4):    August 26, 1998

Borrower:                               Silicon:

IMAGEX, INC.                            SILICON VALLEY BANK


By    /s/ Jack Hooper                   By
  -----------------------------           --------------------------------
      Chief Financial Officer           Title  Senior Vice President

[SILICON VALLEY LOGO]

Amended Schedule to
QuickStart Loan and Security Agreement (Master)

BORROWER:   ImageX, Inc.

DATE:       February 24, 1997

      This Amended and Restated Schedule is an integral part of the QuickStart Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") dated as of February 26, 1997, as may be further amended from time to time.

Credit Limit (Aggregate)         $630,000.00 (includes, without limitation,
(Section 1):                     Equipment Advances, if any, and the
                                 Merchant Services Business Credit Card
                                 Reserve).

Interest Rate (Section 1)        A rate equal to the "Prime Rate" in effect from
                                 time to time, plus 2.00% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.
                                 "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):       August 26, 1998

Other Locations and Addresses
(Section 3.2):                   ______________________________________

Other Agreements:                Borrower also agrees as follows:

                                 1. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

Borrower:                               Silicon:

IMAGEX, INC.                            SILICON VALLEY BANK


By    /s/ Jack Hooper                   By
   -------------------------------        ----------------------------------
     President or Vice President        Title
                                             -------------------------------

[SILICON VALLEY LOGO]

Amended Schedule to
QuickStart Loan and Security Agreement (Master)

BORROWER:   ImageX.com, formerly known as ImageX, Inc.

DATE:       March, 1999

      This Amended and Restated Schedule is an integral part of the QuickStart Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") dated as of _____________, as may be further amended from time to time.


Credit Limit (Aggregate)         $400,000 (includes, without limitation,
(Section 1):                     Equipment Advances, if any, and the
                                 Merchant Services Business Credit Card
                                 Reserve).

Interest Rate (Section 1)        A rate equal to the "Prime Rate" in effect from
                                 time to time, plus ___% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.
                                 "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):       August 26, 1999

Other Locations and Addresses
(Section 3.2):                   ______________________________________

Other Agreements:                Borrower also agrees as follows:

                                 1.  Loan Fee.  Borrower shall concurrently
                                     pay Silicon a non-refundable Loan Fee in the amount of $____________.

                                 2. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

Borrower:                               Silicon:
/s/ Richard Begert
-----------------------
                                        SILICON VALLEY BANK


By    President                         By          CD    JH
  ------------------------------          ---------------------------------
     President or Vice President        Title
                                             ------------------------------

[SILICON VALLEY LOGO]

Amended Schedule to
QuickStart Loan and Security Agreement (Master)

BORROWER:   ImageX.com, formerly known as ImageX, Inc.

DATE:       March 31, 1999

      This Amended and Restated Schedule is an integral part of the QuickStart Loan and Security Agreement between Silicon Valley Bank ("Silicon") and the above-named borrower ("Borrower") dated as of February 26, 1997, as may be further amended from time to time.


Credit Limit (Aggregate)         $230,000.00 (includes, without limitation,
(Section 1):                     Equipment Advances, if any, and the
                                 Merchant Services Business Credit Card
                                 Reserve).

Interest Rate (Section 1)        A rate equal to the "Prime Rate" in effect from
                                 time to time, plus ___% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.
                                 "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

Maturity Date (Section 4):       November 26, 1999

Other Locations and Addresses
(Section 3.2):                   ______________________________________

Other Agreements:                Borrower also agrees as follows:

                                 1.  Loan Fee.  Borrower shall concurrently
                                     pay Silicon a non-refundable Loan Fee in the amount of $_____N/A_____.

                                 2. Banking Relationship. Borrower shall at all times maintain its primary banking relationship with Silicon.

Borrower:                               Silicon:
/s/ Richard Begert
-----------------------
                                        SILICON VALLEY BANK


By    President                         By          CD    JH
  -------------------------------         ------------------------------
     President or Vice President        Title Vice President

                             NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of 2-26-97, by and between Imagex, Inc. ("Borrower") and Silicon Valley Bank ("Bank").

In connection with, among other documents, the Loan and Security Agreement (the "Loan Documents") being concurrently executed herewith between Borrower and Bank, Borrower agrees as follows:

     1. Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property, including, without limitation, the following:

          a. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held;

          b. All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired;

          c. Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          d. Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          e. All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications;

          f. Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation;

          g. Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          h. All licenses or other rights to use any of the Copyrights, Patents, Trademarks or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          i. All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

          j. All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing;

     2. It shall be an event of default under the Loan Documents between Borrower and Bank if there is a breach of any term of this Negative Pledge Agreement.

     3. Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Documents.

BORROWER:

ImageX, Inc.


By:  /s/ Jack Hooper
   ------------------------------
Name: Jack Hooper
     ----------------------------
Title: CFO
      ---------------------------

BANK:

SILICON VALLEY BANK


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------